Exhibit 99.2
SECOND QUARTER 2022 EARNINGS PRESENTATION XXII August 9, 2022

CAUTIONARY NOTE ON FORWARD - LOOKING STATEMENTS This presentation contains forward - looking statements concerning our business operations, and financial performance and conditions, as well as our plans, objectives, and expectations for our business operations and financial performance and conditions that are subject to risks and uncertainties. All statements other than those of historical fact are forward - looking statements. These types of statements typically contain words such as “aim,” “anticipate,” “assume,” “believe,” “could,” “due,” “estimate,” “expect,” “goal,” “intend,” “may,” “objective,” “plan,” “potential,” “positioned,” “predict,” “should,” “target,” “will,” “would” and other similar expressions that are predictions of or indicate future events and future trends. Forward - looking statements are based on current expectations, estimates, forecasts, and projections about our business, the industry in which we operate, and our management’s beliefs and assumptions. 2 These statements are not guarantees of future performance or development and involve known and unknown risks, uncertainties, and other factors that are in some cases beyond our control. All forward - looking statements are subject to risks and uncertainties that could cause actual results to differ materially from those estimated. The contents of this presentation should be considered in conjunction with the risk factors, warnings, and cautionary statements contained in the Company’s annual, quarterly, and other reports filed with the U.S. Securities and Exchange Commission. We undertake no obligation to publicly update or revise any forward - looking statement as a result of new information, future events, or otherwise, except as required by law.

3 2Q REPRESENTED A MAJOR TRANSFORMATION ▪ VLN® pilot program exceeded internal expectations in 150+ Chicago Circle K stores ▪ Confirmed 22nd Century’s approach based on education, trial and awareness ▪ Acquired GVB Biopharma , a global leader in hemp - derived active ingredients and finished products ▪ Enables 22nd Century to express and monetize its deep intellectual property portfolio in hemp/cannabis and establishes a clear path to profitability ▪ Enhanced executive leadership with new CFO, Head of Tobacco Products, and Chief Scientific Officer

KEY GROWTH DRIVERS AHEAD IN EACH MARKET


TOBACCO
VLN® is the Only Combustible Modified Risk Tobacco Product
CANNABIS
Pharmaceutical CDMO and Best-In-Class Ingredients Platform
Disruptive Plant Science and Intellectual Property
HOPS
Accelerating the Development of Proprietary Specialty Hop Varieties and Valuable Commercial Traits

- **Now expanding VLN® availability in the $80 billion U.S. market and almost $800 billion global market**
  - Announced entry into ~$600 million Colorado market, with favorable MRTP tax status
  - Advancing additional US and international markets markets to accelerate VLN® growth

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- **GVB accelerates path to profitability in the $100 billion hemp/cannabis market**
  - Prineville world-scale extraction facility >20,000 kg/month
  - Integrating XXII proprietary plant science
  - Expanding white-label customer penetration

- **Advancing hops plant science to deploy alkaloid technologies in a $500 billion global brewing market**

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Tobacco Hemp/Cannabis Hops Financials 5

SUCCESSFUL VLN® PILOT IN CHICAGO Accelerating rollout in additional targeted markets beginning with Colorado Commenced sales in 150+ Circle K pilot stores on April 11th Phase Status Phase 1: Initial launch, media support and general awareness Exceeded internal expectations Phase 2: Test marketing targeted offers to drive increased share through trial and repeat purchase In process now Phase 3: Build share and expand launch to additional markets and retailers across the convenience, grocery, and drug store channels TBD 6

7 Population Total = 5.8MM (+1.0%) Adults = 3.1MM Adult Smokers= 568,000 COLORADO MARKET Accelerating rollout in additional targeted markets 7 Total Cigarette Market =~$600 M More than 3,000 targeted stores MRTP Tax Saving = $6.50 / carton Working with two consumer packaged goods distribution partners

Retail Channels for Tobacco / Cigarettes: ▪ Convenience ▪ Tobacco Stores ▪ Drug ▪ Military 8 COLORADO MARKET Accelerating rollout in additional targeted markets Example Prospective Retail Partners:

▪ Completing a 25% capacity expansion , including a new production line ▪ Adding a second shift to enhance production throughput ▪ Contracted largest VLN® tobacco crop ever ; plants tailored to be more disease resistant and generate higher yield ▪ Opportunities to grow through further manufacturing expansion and licensing EXPANDED MANUFACTURING, VLN® GROWING PROGRAMS Scaling manufacturing and growing programs 9

REGULATORY ENVIRONMENT FAVORS VLN® ▪ FDA continues to advance its proposed menthol ban and reduced nicotine mandate ▪ State and local governments taking direct action ▪ Submitted public comments in support of the FDA’s proposed tobacco product standard for menthol in cigarettes ▪ VLN® Menthol King cigarettes could be the only combustible menthol cigarette on the market exempt from the menthol ban. ▪ The science shows a reduced nicotine mandate would help all smokers more easily quit smoking or migrate to less toxic products .. 10

Tobacco Hemp/Cannabis Hops Financials 11

22nd Century Group optimizes hemp/cannabis plant genetics and creates disruptive, proprietary stable commercial plant lines that deliver higher crop yield. ▪ Plant lines with optimized genetics for commercial farming methodologies ▪ Option to grow at scale indoors and outdoors ▪ Improved disease and pest resistance ▪ Ability to control the expression of CBD, THC, CBG, CBN, terpenes, and other cannabinoids is critical to financial returns and quality metrics MONETIZING OUR POSITION IN HEMP/CANNABIS 22nd Century has demonstrated its ability to monetize proprietary hemp/cannabis plant lines necessary to achieve its full commercial potential. 12

GVB Biopharma (“GVB”) is a global leader in the manufacturing of hemp - derived active ingredients and finished products servicing the nutraceutical, consumer products and pharmaceutical industries. The acquisition of GVB provides 22nd Century a foundational platform through which it can express and monetize its deep intellectual property portfolio in hemp/cannabis. 13 TM 22ND CENTURY ACQUIRES GVB BIOPHARMA

GVB COMPLETES 22ND CENTURY'S B2B CAPABILITIES

22nd Century will now offer the most robust platform to service the rapid growth of cannabinoid products.

	Plant Profile / Roadmap	Plant Biotechnology	Plant Breeding & Trials	Plant Cultivation	Ingredient Extraction, Purification, and Finished Products	Commercial Partners
	CannaMetrix	KeyGene	Extractas Bioscience	Needle Rock Farms	GVB Biopharma	
	CannaMetrix's high-throughput proprietary, human cell-based assay technology serves as a roadmap for developing new plant lines with tailor-made profiles.	Established proprietary bioinformatics platform and cutting-edge molecular breeding platform in partnership with **KeyGene**; capabilities include genetic engineering and plant line development	Multiple partnerships with top global breeders provide **22nd Century** with both northern and southern hemisphere, indoor and outdoor, year-round plant breeding and trial capabilities.	Colorado farm operations provide **22nd Century** with operational assets including plant cultivation capabilities.	Hemp-derived active ingredients extractor and finished products manufacturer providing customers with bulk ingredients and white label products	**22nd Century** offers an end-to-end, high-value add solution for leading nutraceutical, consumer products, and pharmaceutical companies entering the ascendant cannabis market.
Number of Participants	**Few**	**Dozens (Few are advanced)**	**Few**	**Hundreds**	**Dozens (Very few are reputable and with scale)**	**Thousands**

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The Company currently operates : ▪ Grass Valley, Oregon : 30,000 sq ft; refinement facility ▪ Las Vegas, Nevada : 40,000 sq ft; used for Private Label/Contract Manufacturing ▪ Prineville, Oregon : World - scale crude extraction capacity in excess of 20,000 kg/month GVB sources hemp from trusted agricultural partners who adhere to GVB’s rigorous quality parameters. 15 WORLD - SCALE MANUFACTURING CAPACITY GVB operates three primary manufacturing facilities, which have recently been invested in and have significant capacity to su ppo rt growth with very limited additional capital expenditure. Refinement Facility | Grass Valley Private Label /Contract Manufacturing | Las Vegas Crude Extraction | Prineville

GVB OFFERS A DIVERSE RANGE OF BEST - IN - CLASS QUALITY CANNABINOIDS AND CANNABINOID INFUSED PRODUCTS Cannabinoid Abbreviation Cannabidiol Isolate CBD Isolate Cannabidiol Broad Spectrum Distillate CBD BSD Cannabigerol Isolate CBG Isolate Cannabidiol Crystal Resistant Distillate CBD CRD Compliant Broad - Spectrum Distillate Compliant BSD Cannabidiol THC - Free Crude CBD THC - Free Crude UK Compliant Broad - Spectrum Distillate UK Compliant BSD Cannabinol Isolate CBN Isolate Cannabichromene Isolate CBC Isolate Cannabidiolic Acid CBDA Key Cannabinoids GVB has the capabilities to produce a large array of cannabinoids CBD Isolate White Label Contract Manufacturing Product Offering Tinctures Gel Capsules Gummies Mints Tablets Topical Vape Pens 16

Tobacco Hemp/Cannabis /Cannabis Hops Financials 17

Introduce new agronomic traits to improve disease/pest resistance and plant architecture to increase crop yields in leading hop strains that are already well - accepted by the brewing industry Increase hops content of hops active molecules that drive the beer industry, such as alpha and beta acids, plus new compounds like terpenoids and flavonoids not generally associated with hops to produce new, disruptive, unique, and proprietary aromatic hop flavor profiles Increase hops content of active molecules with health and wellness applications as extracts/distillates in functional foods and beverages, nutraceuticals, and pharmaceuticals (Xanthohumol and 8 - prenylnaringenin) 1 2 3 22ND CENTURY’S HOPS VALUE PROPOSITION Hops Growers Industry Leadership Consumer Goods and Nutraceutical Companies 22nd Century is leveraging its experience with tobacco and hemp/cannabis, a close hop relative, to accelerate the development of proprietary specialty hop varieties or valuable traits. 18

Tobacco Hemp/Cannabis Hops Financials 19

SECOND QUARTER 202 2 FINANCIAL HIGHLIGHTS 1. Gross profit margin is calculated by dividing net revenue s by gross profit. Net Revenues Gross Profit Gross Profit Margin 1 Operating Loss 2Q 202 2 $ 14 .. 5 M $ 892 K 6 .. 1% $( 10 .. 5 )M 2Q 202 1 $ 8 ..4M $ 448 K 5 .. 3% $( 6 .. 6 )M + 73 % QoQ Net Revenues; $4.5m due to acquisition of GVB 80 BPS increase YoY gross profit margin 20

SECOND QUARTER 2022 FINANCIAL HIGHLIGHTS Tobacco Hemp/Cannabis 2 6/30/2022 6/30/2021 Change 6/30/2022 Net revenues $ 10.0M 1 $ 8.3M 19% $ 4.5M Gross Profit $ 1.0M 2 $ 0.5M 99% $( 0.1M) 3 Gross Profit Margin 10.0% 5.3% 470 bps ( 1.2%) 3, 4 21 1. Revenue from tobacco related products was $10.0 million, an increase of 19% from 2021. 2. Tobacco gross profit margin increase QoQ reflects favorable change in mix of tobacco contract manufacturing volumes. 3. Reflects operations of GVB for approximately half of the second quarter; prior period hemp/cannabis is nil. 4. Excluding the impact of the GVB acquisition, which included $1.0 million of inventory step - up amortization, hemp/cannabis gross profit margin would have been approximately 22%. Acquisition of GVB expected to double consolidated revenues

GVB ACQUISTION PRELIMINARY PURCHASE PRICE ALLOCATION * Acquisition Date May 13, 2022 Dollar amounts in millions Current assets, excluding inventory $ 3.4 Inventory $ 5.3 Other assets $ 1.1 Property, plant & equipment and ROU lease asset $ 8.9 Goodwill and intangibles* $44.2 Accounts payable and accrued expenses ($ 3.9) Leases and other liabilities ($ 1.3) Bridge loan ($ 4.3) Fair value of net assets acquired $53.4 22 * Reflects provisionally estimated fair values for the assets purchased, liabilities assumed and purchase consideration as of t he date of the acquisition. The determination of estimated fair value required management to make significant estimates and assumptions. The a mounts reported are considered provisional as the Company is completing the valuations that are required to allocate the purchase pr ic e in areas such as property and equipment, intangible assets, deferred taxes and goodwill. As a result, the allocation of the provisional pur ch ase price may change in the future, which could be material.

SUMMARY BALANCE SHEET ITEMS Balance sheet date as - of: Dollar amounts in millions June 30, 2022 December 31, 2021 Cash and cash equivalents 1 $ 26.3* $ 48.7 Total assets 2 $ 119.4 $ 76.0 Total liabilities $ 20.0 $ 9.9 Total shareholders' equity $ 99.4 $ 66.1 23 1. Cash and cash equivalents includes short - term investment securities. 2. 2022 figure includes recognition of $44.2m of goodwill and intangibles in connection with the acquisition of GVB *Additional $35M gross proceeds capital raise for growth from registered direct offering in July 2022

GROWING REVENUE IN LARGE GLOBAL MARKETS WITH A DISRUPTIVE ALKALOID PLANT - SCIENCE PLATFORM 24 Disruptive Plant Science and Intellectual Property TOBACCO VLN® is the Only Combustible Modified Risk Tobacco Product CANNABIS Pharmaceutical CDMO and Best - In - Class Ingredients Platform Accelerating the Development of Proprietary Specialty Hop Varieties and Valuable Commercial Traits HOPS

Questions & Answers Q A 25

CONTACT INFORMATION INVESTOR RELATIONS & MEDIA CONTACT Joseph T. Schepers 22nd Century Group, Inc. VP, Communications & Investor Relations jschepers@xxiicentury.com Matt Kreps Darrow Associates Investor Relations T: 214 - 597 - 8200 mkreps@darrowir.com